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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: OCTOBER 1, 1999

                             (DATE OF EARLIEST EVENT
                          REPORTED: SEPTEMBER 17, 1999)
                        --------------------------------


                                  E-LOAN, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


            0-25621                                77-0460084
    ----------------------           ---------------------------------------
    Commission File Number           (I.R.S. Employer Identification Number)


                           5875 ARNOLD ROAD, SUITE 100
                                DUBLIN, CA 94568
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (925) 241-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On September 17, 1999, E-Loan, Inc., a Delaware corporation (the "Registrant"), acquired Electronic Vehicle Remarketing, Inc., a Delaware corporation ("EVRI") through a stock exchange effected pursuant to an Agreement and Plan of Reorganization dated August 23, 1999 (the "Reorganization Agreement"). Pursuant to the Reorganization Agreement, the five stockholders of EVRI transferred to the Registrant all of the issued and outstanding shares of capital stock of EVRI and the Registrant issued to the five stockholders of EVRI an aggregate of 2,880,000 shares of the common stock, par value $0.001, per share, of the Registrant. EVRI has conducted its Internet-based automobile finance business under the name carfinance.com. Eighty percent of the outstanding shares of EVRI were owned by a subsidiary of Bank of America Corporation. The amount of consideration was determined by arms-length negotiations between the Registrant and the stockholders of EVRI (primarily
Bank of America).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) and (b) FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

         The Registrant expects that audited and pro forma financial statements required under this item will be filed within 60 days after the date on which this Current Report on Form 8-K is required to be filed.

         (c) EXHIBITS (in accordance with Item 601 of Regulation S-K)

             2.1 Agreement and Plan of Reorganization, dated August 23, 1999, among the Registrant and the former stockholders of Electronic Vehicle Remarketing, Inc.

                      The Registrant agrees to furnish the schedules and exhibits to the Agreement and Plan of Reorganization supplementally to the Securities and Exchange Commission upon request; provided, however, that the Registrant reserves the right to seek confidential treatment for those schedules and exhibits which it deems confidential.

             2.2 Registration Rights Agreement, dated August 23, 1999, among the Registrant and the former stockholders of Electronic Vehicle Remarketing, Inc.

             99.1     Press Release dated August 23, 1999.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            E-LOAN, INC.

Date: October 1, 1999                       /s/ FRANK SISKOWSKI
                                            -----------------------------------
                                            Frank Siskowski
                                            Chief Financial Officer



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER   EXHIBIT NAME
-------  ------------

2.1      Agreement and Plan of Reorganization, dated August 23, 1999, among the
         Registrant and the former stockholders of Electronic Vehicle
         Remarketing, Inc.

         The Registrant agrees to furnish the schedules and exhibits to the Agreement and Plan of Reorganization supplementally to the Securities and Exchange Commission upon request; provided, however, that the Registrant reserves the right to seek confidential treatment for those schedules and exhibits which it deems confidential.

2.2      Registration Rights Agreement, dated August 23, 1999, among the
         Registrant and the former stockholders of Electronic Vehicle
         Remarketing, Inc.

99.1     Press Release dated August 23, 1999.


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